Transactions with Affiliates	12 Months Ended
Dec. 31, 2015
Related Party Fees and Other Arrangements, Limited Liability Company (LLC) or Limited Partnership (LP) [Abstract]
Transactions with Affiliates
5.  TRANSACTIONS WITH AFFILIATES

Affiliate transactions. Revenues from affiliates include amounts earned by WES from services provided to Anadarko as well as from the sale of residue, drip condensate and NGLs to Anadarko. In addition, WES purchases natural gas from an affiliate of Anadarko pursuant to gas purchase agreements. Operation and maintenance expense includes amounts accrued for or paid to affiliates for the operation of WES assets, whether in providing services to affiliates or to third parties, including field labor, measurement and analysis, and other disbursements. A portion of general and administrative expenses is paid by Anadarko, which results in affiliate transactions pursuant to the reimbursement provisions of the omnibus agreements of WES and WGP. Affiliate expenses do not bear a direct relationship to affiliate revenues, and third-party expenses do not bear a direct relationship to third-party revenues. See Note 2 for further information related to contributions of assets to WES by Anadarko.

Cash management. Anadarko operates a cash management system whereby excess cash from most of its subsidiaries’ separate bank accounts is generally swept to centralized accounts. Prior to the acquisition of WES assets, third-party sales and purchases related to such assets were received or paid in cash by Anadarko within its centralized cash management system. The outstanding affiliate balances were entirely settled through an adjustment to net investment by Anadarko in connection with the acquisition of WES assets. Subsequent to the acquisition of WES assets from Anadarko, transactions related to such assets are cash-settled directly with third parties and with Anadarko affiliates. Chipeta cash settles its transactions directly with third parties and Anadarko, as well as with the other subsidiaries of WES.

Note receivable - Anadarko and Deferred purchase price obligation - Anadarko. Concurrently with the closing of WES’s May 2008 IPO, WES loaned $260.0 million to Anadarko in exchange for a 30-year note bearing interest at a fixed annual rate of 6.50%, payable quarterly. The fair value of the note receivable from Anadarko was $252.3 million and $317.8 million at December 31, 2015 and 2014, respectively. The fair value of the note reflects consideration of credit risk and any premium or discount for the differential between the stated interest rate and quarter-end market interest rate, based on quoted market prices of similar debt instruments. Accordingly, the fair value of the note receivable from Anadarko is measured using Level 2 inputs.
The consideration to be paid by WES to Anadarko for the March 2015 acquisition of DBJV consists of a cash payment due on March 31, 2020. See Note 2 and Note 12.

5.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

WGP working capital facility. On November 1, 2012, WGP entered into a $30.0 million working capital facility (the “WGP WCF”) with Anadarko as the lender. The WGP WCF is available exclusively to fund WGP’s working capital borrowings. Borrowings under the WGP WCF will mature on November 1, 2017, and bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.50%. See Note 12.

Commodity price swap agreements. WES has commodity price swap agreements with Anadarko to mitigate exposure to a majority of the commodity price volatility that would otherwise be present as a result of the purchase and sale of natural gas, condensate or NGLs. Notional volumes for each of the commodity price swap agreements are not specifically defined. Instead, the commodity price swap agreements apply to the actual volume of natural gas, condensate and NGLs purchased and sold. On December 31, 2014, WES’s commodity price swap agreements for the Hilight and Newcastle systems and the Granger complex (excluding the Granger straddle plant) expired without renewal. The outstanding commodity price swap agreements for the Hugoton system, MGR assets and DJ Basin complex expire in December 2016. The commodity price swap agreements do not satisfy the definition of a derivative financial instrument and, therefore, are not required to be measured at fair value.
Below is a summary of the fixed price ranges on all of WES’s outstanding commodity price swap agreements as of December 31, 2015:

per barrel except natural gas	2016
Ethane	$18.41	−	23.11
Propane	47.08	−	52.90
Isobutane	62.09	−	73.89
Normal butane	54.62	−	64.93
Natural gasoline	72.88	−	81.68
Condensate	76.47	−	81.68
Natural gas (per MMBtu)	4.87	−	5.96

The following table summarizes gains and losses upon settlement of commodity price swap agreements recognized in the consolidated statements of income:

	Year Ended December 31,
thousands	2015	2014	2013
Gains (losses) on commodity price swap agreements related to sales: (1)
Natural gas sales	$45,978	$9,494	$21,382
Natural gas liquids sales	145,258	113,866	102,076
Total	191,236	123,360	123,458
Losses on commodity price swap agreements related to purchases (2)	(124,944)	(68,492)	(85,294)
Net gains (losses) on commodity price swap agreements	$66,292	$54,868	$38,164

(1)	Reported in affiliate natural gas, natural gas liquids and drip condensate sales in the consolidated statements of income in the period in which the related sale is recorded.

(2)	Reported in cost of product in the consolidated statements of income in the period in which the related purchase is recorded.

5.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

DJ Basin complex and Hugoton system swap extensions. On June 25, 2015, WES extended its commodity price swap agreements with Anadarko for the DJ Basin complex from July 1, 2015, through December 31, 2015, and for the Hugoton system from October 1, 2015, through December 31, 2015. The table below summarizes the swap prices for the extension period compared to the forward market prices as of the agreement date, June 25, 2015.

	DJ Basin Complex		Hugoton System
per barrel except natural gas	2015 Swap Prices	Market Prices (1)	2015 Swap Prices	Market Prices (1)
Ethane	$18.41	$1.96	—	—
Propane	47.08	13.10	—	—
Isobutane	62.09	19.75	—	—
Normal butane	54.62	18.99	—	—
Natural gasoline	72.88	52.59	—	—
Condensate	76.47	52.59	$78.61	$32.56
Natural gas (per MMBtu)	5.96	2.75	5.50	2.74

(1)
Represents the New York Mercantile Exchange (“NYMEX”) forward strip price as of June 25, 2015, adjusted for product specification, location, basis and, in the case of NGLs, transportation and fractionation costs.

On December 8, 2015, the commodity price swap agreements with Anadarko for the DJ Basin complex and Hugoton system were further extended from January 1, 2016, through December 31, 2016. The table below summarizes the swap prices for the extension period compared to the forward market prices as of the agreement date, December 8, 2015.

	DJ Basin Complex		Hugoton System
per barrel except natural gas	2016 Swap Prices	Market Prices (1)	2016 Swap Prices	Market Prices (1)
Ethane	$18.41	$0.60	—	—
Propane	47.08	10.98	—	—
Isobutane	62.09	17.23	—	—
Normal butane	54.62	16.86	—	—
Natural gasoline	72.88	26.15	—	—
Condensate	76.47	34.65	$78.61	$18.81
Natural gas (per MMBtu)	5.96	2.11	5.50	2.12

(1)	Represents the NYMEX forward strip price as of December 8, 2015, adjusted for product specification, location, basis and, in the case of NGLs, transportation and fractionation costs.

Revenues or costs attributable to volumes settled during the respective extension period, at the applicable market price in the above tables, will be recognized in the consolidated statements of income. WES will also record a capital contribution from Anadarko in its consolidated statement of equity and partners’ capital for the amount by which the swap price exceeds the applicable market price in the above tables. For the year ended December 31, 2015, the capital contribution from Anadarko was $18.4 million.

Gas gathering and processing agreements. WES has significant gas gathering and processing arrangements with affiliates of Anadarko on a majority of its systems. WES’s gathering, treating and transportation throughput (excluding equity investment throughput) attributable to natural gas production owned or controlled by Anadarko was 53%, 56% and 60% for the years ended December 31, 2015, 2014 and 2013, respectively. WES’s processing throughput (excluding equity investment throughput) attributable to natural gas production owned or controlled by Anadarko was 51%, 57% and 59% for the years ended December 31, 2015, 2014 and 2013, respectively. WES’s gathering, treating and transportation throughput (excluding equity investment throughput) attributable to crude/NGL production owned or controlled by Anadarko was 100% for each of the years ended December 31, 2015, 2014 and 2013.
5.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

Purchase and sale agreements. WES sells a significant amount of its natural gas, condensate and NGLs to Anadarko Energy Services Company (“AESC”), Anadarko’s marketing affiliate. In addition, WES purchases natural gas, condensate and NGLs from AESC pursuant to purchase agreements. WES’s purchase and sale agreements with AESC are generally one-year contracts, subject to annual renewal.

Omnibus agreements. Pursuant to the omnibus agreements discussed below, Anadarko performs centralized corporate functions for WGP and WES such as legal; accounting; treasury; cash management; investor relations; insurance administration and claims processing; risk management; health, safety and environmental; information technology; human resources; credit; payroll; internal audit; tax; marketing; and midstream administration. Anadarko, in accordance with WES’s partnership agreement and its omnibus agreement with Anadarko and WES GP that governs its relationship regarding certain reimbursement and indemnification matters (the “WES omnibus agreement”), determines, in its reasonable discretion, amounts to be reimbursed by WES in exchange for services provided under the WES omnibus agreement. See Summary of affiliate transactions below.

WGP omnibus agreement. In connection with WGP’s IPO in December 2012, WGP entered into an omnibus agreement with WGP GP and Anadarko that governs the following: (i) WGP’s obligation to reimburse Anadarko for expenses incurred or payments made on WGP’s behalf in conjunction with Anadarko’s provision of general and administrative services to WGP, including public company expenses and general and administrative expenses; (ii) WGP’s obligation to pay Anadarko, in quarterly installments, an administrative services fee of $250,000 per year (subject to an annual increase as described in the agreement); and (iii) WGP’s obligation to reimburse Anadarko for all insurance coverage expenses it incurs or payments it makes on WGP’s behalf.
The following table summarizes the amounts WGP reimbursed to Anadarko, separate from, and in addition to, those reimbursed by WES:

	Year Ended December 31,
thousands	2015	2014	2013
General and administrative expenses	$256	$254	$271
Public company expenses	1,997	1,986	2,391
Total reimbursement	$2,253	$2,240	$2,662

WES omnibus agreement. In connection with WES’s IPO in 2008, WES entered into the WES omnibus agreement with Anadarko and WES GP, which governs its relationship regarding certain reimbursement and indemnification matters.
The following table summarizes the amounts WES reimbursed to Anadarko:

	Year Ended December 31,
thousands	2015	2014	2013
General and administrative expenses	$22,896	$20,249	$16,882
Public company expenses	8,950	8,006	7,152
Total reimbursement	$31,846	$28,255	$24,034

5.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

Services and secondment agreement. Pursuant to the services and secondment agreement, specified employees of Anadarko are seconded to provide operating, routine maintenance and other services with respect to the assets owned and operated by WES under the direction, supervision and control of WES GP. Pursuant to the services and secondment agreement, WES reimburses Anadarko for services provided by the seconded employees. The initial term of the services and secondment agreement extends through May 2018 and the term will automatically extend for additional twelve-month periods unless either party provides 180 days written notice of termination before the applicable twelve-month period expires. The consolidated financial statements include costs allocated by Anadarko for expenses incurred under the services and secondment agreement for periods including and subsequent to WES’s acquisition of the WES assets.

WGP tax sharing agreement. Prior to WGP’s conversion from WGR Holdings, LLC to a limited partnership in September 2012, WGP was a single-member limited liability company, required to reflect its income tax expense liability on a separate-return basis. Upon the completion of WGP’s IPO in December 2012, WGP became a partnership for U.S. federal and state income tax purposes and is therefore not subject to U.S. federal and state income taxes, except for Texas margin tax on the portion of WGP’s income apportionable to Texas. See Note 6.
In connection with WGP’s IPO in December 2012, WGP entered into a tax sharing agreement with Anadarko, pursuant to which WGP reimburses Anadarko for its estimated share of taxes from all forms of taxation, excluding taxes imposed by the United States, borne by Anadarko on WGP’s behalf as a result of WGP’s results being included in a combined or consolidated tax return filed by Anadarko with respect to periods including and subsequent to the closing date of the IPO. Anadarko may use its tax attributes to cause its combined or consolidated group, of which WGP may be a member for this purpose, to owe no tax. Nevertheless, WGP will be required to reimburse Anadarko for the estimated share of taxes that WGP would have owed had the attributes not been available or used for WGP’s benefit, regardless of whether Anadarko pays taxes for the period.

WES tax sharing agreement. Concurrently with WES’s IPO in 2008, WES entered into a tax sharing agreement, pursuant to which WES reimburses Anadarko for its estimated share of applicable state taxes. These taxes include income taxes attributable to WES’s income which are directly borne by Anadarko through its filing of a combined or consolidated tax return with respect to periods beginning on and subsequent to the acquisition of the WES assets from Anadarko. Anadarko may use its own tax attributes to reduce or eliminate the tax liability of its combined or consolidated group, which may include WES as a member. However, under this circumstance, WES nevertheless is required to reimburse Anadarko for the allocable share of taxes that would have been owed had tax attributes not been available to Anadarko.

WES long-term debt and WES RCF indemnification agreements. WES’s long-term debt is recourse to WES GP. In turn, WES GP has been indemnified by wholly owned subsidiaries of Anadarko for any claims made against WES GP under the indentures governing WES’s long-term debt or the WES RCF. See Note 12.

5.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

Allocation of costs. For periods prior to WES’s acquisition of the WES assets, the consolidated financial statements include costs allocated by Anadarko in the form of a management services fee, which approximated the general and administrative costs incurred by Anadarko attributable to the WES assets. This management services fee was allocated to WES based on its proportionate share of Anadarko’s assets and revenues or other contractual arrangements. Management believes these allocation methodologies are reasonable.
The employees supporting WES’s operations are employees of Anadarko. Anadarko allocates costs to WES for its share of personnel costs, including costs associated with equity-based compensation plans, non-contributory defined pension and postretirement plans, defined contribution savings plan pursuant to the WES omnibus agreement and services and secondment agreement. In general, WES’s reimbursement to Anadarko under the WES omnibus agreement or services and secondment agreement is either (i) on an actual basis for direct expenses Anadarko and WES GP incur on behalf of WES, or (ii) based on an allocation of salaries and related employee benefits between WES, WES GP and Anadarko based on estimates of time spent on each entity’s business and affairs. Most general and administrative expenses charged to WES by Anadarko are attributed to WES on an actual basis, and do not include any mark-up or subsidy component. With respect to allocated costs, management believes the allocation method employed by Anadarko is reasonable. Although it is not practicable to determine what the amount of these direct and allocated costs would be if WES were to directly obtain these services, management believes that aggregate costs charged to WES by Anadarko are reasonable.

WGP LTIP and Anadarko Incentive Plans. WGP GP awards phantom units under the WGP LTIP to its independent directors and executive officers. The phantom units awarded to the independent directors vest one year from the grant date, while awards granted to executive officers are subject to graded vesting over a three-year service period.
The following table summarizes WGP LTIP award activity for WGP GP independent directors and executive officers for the years ended December 31, 2015, 2014 and 2013:

	2015		2014		2013
	Weighted-Average Grant-Date Fair Value	Units	Weighted-Average Grant-Date Fair Value	Units	Weighted-Average Grant-Date Fair Value	Units
Phantom units outstanding at beginning of year	$43.10	22,236	$39.19	36,238	$—	—
Vested	44.44	(13,317)	37.32	(18,400)	—	—
Granted	62.21	3,618	51.19	4,398	39.19	36,238
Phantom units outstanding at end of year	47.20	12,537	43.10	22,236	39.19	36,238

WGP LTIP and Anadarko Incentive Plans Compensation Expense. Compensation expense under the WGP LTIP is recognized over the vesting period and was $0.2 million for each of the years ended December 31, 2015 and 2014, and $0.3 million for the year ended December 31, 2013. As of December 31, 2015, there was $0.1 million of unrecognized compensation expense attributable to the outstanding independent director awards under the WGP LTIP, which will be realized by WGP and is expected to be recognized in 0.4 years.
For the years ended December 31, 2015, 2014 and 2013, general and administrative expenses included $3.9 million, $3.5 million and $3.0 million, respectively, of equity-based compensation expense, allocated to WES by Anadarko, for awards granted to the executive officers of WES GP and other employees under the WGP LTIP and Anadarko Incentive Plans. Of these amounts, $3.6 million, $3.2 million and $2.9 million for the years ended December 31, 2015, 2014 and 2013, respectively, are reflected as contributions to partners’ capital in the consolidated statements of equity and partners’ capital. As of December 31, 2015, $7.3 million of estimated unrecognized compensation expense attributable to the WGP LTIP and the Anadarko Incentive Plans will be allocated to WES over a weighted-average period of 2.0 years.

5.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

WES LTIP. WES GP awards phantom units under the WES LTIP primarily to its independent directors, but also from time to time to its executive officers and Anadarko employees performing services for WES. The phantom units awarded to the independent directors vest one year from the grant date, while all other awards are subject to graded vesting over a three-year service period.
The following table summarizes WES LTIP award activity for the years ended December 31, 2015, 2014 and 2013:

	2015		2014		2013
	Weighted-Average Grant-Date Fair Value	Units	Weighted-Average Grant-Date Fair Value	Units	Weighted-Average Grant-Date Fair Value	Units
Phantom units outstanding at beginning of year	$60.74	9,522	$49.47	16,844	$41.77	25,619
Vested	60.69	(9,257)	49.55	(13,122)	41.28	(14,695)
Granted	69.10	5,212	68.14	5,800	62.49	5,920
Phantom units outstanding at end of year	68.78	5,477	60.74	9,522	49.47	16,844

WES LTIP Compensation Expense. Compensation expense is recognized over the vesting period and was $0.5 million for the year ended December 31, 2015, and $0.6 million for each of the years ended December 31, 2014 and 2013. As of December 31, 2015, there was $0.1 million of unrecognized compensation expense attributable to the outstanding awards under the WES LTIP, all of which will be realized by WES, and which is expected to be recognized over a weighted-average period of 0.4 years.

Equipment purchases and sales. The following table summarizes WES’s purchases from and sales to Anadarko of pipe and equipment:

	Year Ended December 31,
	2015	2014	2013	2015	2014	2013
thousands	Purchases			Sales
Cash consideration	$10,903	$22,943	$11,211	$925	$402	$85
Net carrying value	6,318	12,210	5,309	972	375	38
Partners’ capital adjustment	$4,585	$10,733	$5,902	$(47)	$27	$47

Contributions in aid of construction costs from affiliates. In 2013, a subsidiary of Anadarko entered into an aid in construction agreement with WES, whereby WES constructed five receipt-point facilities at its Brasada complex that serve the Anadarko subsidiary. Such subsidiary reimbursed WES for costs associated with construction of the receipt points. These reimbursements are presented within the investing section of the consolidated statements of cash flows as “Contributions in aid of construction costs from affiliates.”

5.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

Summary of affiliate transactions. The following table summarizes affiliate transactions, which include revenue from affiliates, reimbursement of operating expenses and purchases of natural gas:

	Year ended December 31,
thousands	2015	2014	2013
Revenues and other (1)	$1,220,639	$1,203,974	$957,912
Equity income, net (1)	71,251	57,836	22,948
Cost of product (1)	167,354	127,930	136,696
Operation and maintenance (2)	77,061	71,386	67,308
General and administrative (3)	34,703	32,055	29,249
Operating expenses	279,118	231,371	233,253
Interest income (4)	16,900	16,900	16,900
Interest expense (5)	14,400	3	—
Distributions to WGP unitholders (6)	269,029	204,615	124,633
Distributions to WES unitholders (7)	2,235	1,747	755
Above-market component of swap extensions with Anadarko	18,449	—	—

(1)
Represents amounts earned or incurred on and subsequent to the date of acquisition of WES assets, as well as amounts earned or incurred by Anadarko on a historical basis related to WES assets prior to the acquisition of such assets by WES, recognized under gathering, treating or processing agreements, and purchase and sale agreements.

(2)
Represents expenses incurred on and subsequent to the date of the acquisition of WES assets, as well as expenses incurred by Anadarko on a historical basis related to WES assets prior to the acquisition of such assets by WES.

(3)
Represents general and administrative expense incurred on and subsequent to the date of WES’s acquisition of WES assets, as well as a management services fee for reimbursement of expenses incurred by Anadarko for periods prior to the acquisition of WES assets by WES. These amounts include equity-based compensation expense allocated to WES and WGP by Anadarko (see WES LTIP and WGP LTIP and Anadarko Incentive Plans within this Note 5) and amounts charged by Anadarko under the WGP omnibus agreement.

(4)	Represents interest income recognized on the note receivable from Anadarko.

(5)
For the year ended December 31, 2015, includes WES’s accretion expense recognized on the Deferred purchase price obligation - Anadarko for the acquisition of DBJV (see Note 2 and Note 12) and for the years ended December 31, 2015 and 2014, includes interest expense recognized on the WGP WCF (see Note 12).

(6)	Represents distributions paid under WGP’s partnership agreement (see Note 3 and Note 4).

(7)	Represents distributions paid to other subsidiaries of Anadarko under WES’s partnership agreement (see Note 3 and Note 4).

Concentration of credit risk. Anadarko was the only customer from whom revenues exceeded 10% of consolidated revenues for all periods presented in the consolidated statements of income.